UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 23, 2024
Proto Labs, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	001-35435	41-1939628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5540 Pioneer Creek Drive Maple Plain, Minnesota	55359
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(763) 479-3680

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	PRLB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As reported below in Item 5.07, on May 23, 2024, the shareholders of Proto Labs, Inc. (the “Company”) approved the Amended and Restated Proto Labs, Inc. 2022 Long-Term Incentive Plan, which increased the number of shares available for issuance pursuant to awards under the plan by an additional 430,000 shares, added a minimum vesting requirement, and extended the expiration date so that the term of the plan runs for ten years from the date of the shareholder approval.
A description of the Amended and Restated Proto Labs, Inc. 2022 Long-Term Incentive Plan, as amended, was included in the Company’s proxy statement for its annual meeting of shareholders filed with the Securities and Exchange Commission on April 12, 2024. A copy of the Proto Labs, Inc. 2022 Long-Term Incentive Plan, as amended, is to be filed as an exhibit to the Company's next Quarterly Report on Form 10-Q.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The Company held its Annual Meeting of Shareholders on May 23, 2024 (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders elected all eight persons nominated by the Company’s board of directors to serve as directors until the next Annual Meeting of Shareholders or until their successors are elected and duly qualified. The Company’s shareholders also ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, approved an advisory vote on the compensation of the Company’s executive officers and approved the Amended and Restated Proto Labs, Inc. 2022 Long-Term Incentive Plan. Set forth below are the final voting results for each of the proposals.
Proposal 1. Election of Directors.

Name	For	Against	Abstain	Broker Non-Votes

Robert Bodor	19,320,598	230,225	9,903	2,524,059
Archie C. Black	16,982,982	2,565,194	12,550	2,524,059
Sujeet Chand	17,286,158	2,262,210	12,358	2,524,059
Moonhie Chin	17,592,740	1,955,566	12,420	2,524,059
Rainer Gawlick	18,990,298	558,232	12,196	2,524,059
Stacy Greiner	19,338,537	209,882	12,307	2,524,059
Donald G. Krantz	17,677,021	1,872,899	10,806	2,524,059
Sven A. Wehrwein	18,415,592	1,132,676	12,458	2,524,059

Proposal 2. Ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2024.

For	Against	Abstain	Broker Non-Votes

21,837,968	200,290	46,527	—

Proposal 3. Advisory approval of executive compensation.

For	Against	Abstain	Broker Non-Votes

16,941,622	2,567,395	51,709	2,524,059

Proposal 4. Approval of the Amended and Restated Proto Labs, Inc. 2022 Long-Term Incentive Plan.

For	Against	Abstain	Broker Non-Votes

19,080,565	433,760	46,401	2,524,059

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Proto Labs, Inc.

Date:	May 24, 2024	By:	/s/ Robert Bodor
Robert Bodor
President and Chief Executive Officer